UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

November 19, 2015

SkyPeople Fruit Juice, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, China Development Bank Tower,

No. 2, Gaoxin 1st Road, Xi'an, China 710075

 (Address of principal executive offices, including zip code)

(86-29) 8837-7216
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 19, 2015, SkyPeople Fruit Juice, Inc. (the "Company"), held its 2015 Annual Meeting of Shareholders. A quorum was present at the meeting as required by the Bylaws of the Company. The final voting results of the matters submitted to a shareholder vote at the meeting are as follows:

Proposal 1: Election of Directors

The following five individuals were elected to the Board of Directors of the Company to serve as directors until the 2016 Annual Meeting of Shareholders or until their successors have been duly elected and qualified:

Nominees	For	Withheld	Broker Non-Votes
Yongke Xue	15,813,409	445,190	4,079,051
Hongke Xue	14,438,490	1,820,109	4,079,051
Johnson Lau	14,587,214	1,671,385	4,079,051
Guolin Wang	14,585,414	1,673,185	4,079,051
Fuyou Li	14,586,217	1,672,382	4,079,051

Proposal 2: Approval and Ratification of the Appointment of Armanino LLP as the Company’s Independent Registered Public Accounting Firm

The appointment of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was approved and ratified. There were 18,635,762 votes for the appointment, 1,131,387 votes against the appointment, 570,501 abstentions. No broker non-votes are counted.

Proposal 3: Approval of the SkyPeople Fruit Juice, Inc. Omnibus Equity Plan

The SkyPeople Fruit Juice, Inc. Omnibus Equity Plan (the “Plan”) was approved and ratified. There were 14,309,899 votes for the Plan, 1,737,370 votes against the Plan, 211,330 abstentions and 4,079,051 broker non-votes.

Proposal 4: Advisory Vote on Compensation of Named Executive Officers

The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
14,543,843	409,170	1,305,595	4,079,051

Proposal 5: Advisory Vote on Frequency of Advisory Votes on Compensation of our Named Executive Officers

The shareholders voted for three years with respect to the frequency with which shareholders are provided a non-binding, advisory vote on the compensation of our named executive officers.

1 Yr	2 Yrs	3 Yrs	Abstain	Broker Non-Votes
797,755	51,641	14,110,272	1,298,931	4,079,051

As described above, a majority of the votes cast voted, in an advisory, non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s named executive officers every three years. In light of such vote, and consistent with the Company’s recommendation, the Company’s Board of Directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every three years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyPeople Fruit Juice, Inc.

Date: November 24, 2015	By:	/s/ Yongke Xue
	Name:	Yongke Xue
	Title:	Chief Executive Officer

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